                                                                    EXHIBIT 99.4

                         UNITED STATES BANKRUPTCY COURT
                           DISTRICT OF MASSACHUSETTS
                                EASTERN DIVISION



IN RE:   MMT FEDERAL HOLDINGS, INC.                       CASE NO.: 97-21387-CJK
         DEBTOR                                           JUDGE: CAROL J. KENNER

                                                                      CHAPTER 11

MONTHLY OPERATING REPORT FOR MONTH ENDING:                            6/30/98




COMES NOW, MMT FEDERAL HOLDINGS, INC., Debtor in Possession, and hereby its Monthly Operating Report for the period commencing 6/1/98 and ending 6/30/98 as shown by the report and exhibits consisting of 10 pages and containing the following, as indicated:

              X      Monthly Reporting Questionnaire (Attachment 1)
          -----------
              X      Comparative Balance Sheets (Forms OPR-1 and OPR-2)
          -----------
              X      Summary of Accounts Receivable (Form OPR-3)
          -----------
              X      Schedule of Post-Petition Liabilities (Form OPR-4)
          -----------
              X      Income Statement (Form OPR-5)
          -----------
              X      Statement of Sources and Uses of Cash (Form OPR-6)
          -----------


I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.

Date:   7/24/98                DEBTOR-IN-POSSESSION
       ---------
                               By:

                                              ----------------------------------
                               Name & Title:  F. Gordon Bitter, Vice President
                                              MMT Federal Holdings, Inc.
                                              421 Currant Road
                                              Fall River, MA  02720
                                              Telephone:  508-324-6497

                         UNITED STATES BANKRUPTCY COURT
                       EASTERN DISTRICT OF MASSACHUSETTS


IN RE:   MMT FEDERAL HOLDINGS, INC.                       CASE NO.: 97-21387-CJK
         DEBTOR                                           JUDGE: CAROL J. KENNER

                                                                      CHAPTER 11


                     NOTE TO THE MONTHLY OPERATING REPORT:


                     Consistent with the Debtor's historical accounting practices, this operating report accounts for all cash transfers among the Debtor and its affiliates and allocates some, but not all, of the expenses borne by one affiliate for the benefit of another or the others. In the absence of a decision for substantive consolidation, the Debtor will develop an appropriate allocation of all expenses among the affiliated entities.

                      COMPARATIVE BALANCE SHEETS                      FORM OPR-1

CASE NAME:    MMT FEDERAL HOLDINGS, INC.
CASE NUMBER:  97-21387-CJK

                                                                                      MONTH ENDED: 6/30/98

                                                                  FILING        MONTH         MONTH         MONTH         MONTH
                                                                   DATE         ENDED         ENDED         ENDED         ENDED
                                                                  12/3/97      12/31/97      1/31/98       2/28/98       3/31/98
                                                                  ------------------------------------------------------------------
ASSETS

CURRENT ASSETS

Cash                                                                   500          500           500           500           500
Other negotiable instruments (i.e.  CD's,
            Treasury Bills, Etc.)
Accounts Receivable-Trade, Net (OPR-3)
Less: allowance for doubtful accounts
Accounts Receivable-Other
Inventory, at cost
Prepaid expenses
Deposits
Other:

            Stock & interests in:
            M4 Environmental Management, Inc. (100%)               Unknown      Unknown       Unknown       Unknown       Unknown
            Lockheed Martin Chemical Demilitarization              Unknown      Unknown       Unknown       Unknown       Unknown
                 LLC (50% owned, 50% owned by
                 Lockheed Martin)

                                                             -----------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                   500          500           500           500           500
                                                             -----------------------------------------------------------------------
PROPERTY, PLANT AND EQUIPMENT, AT COST
Less:  Accumulated Depreciation
                                                             -----------------------------------------------------------------------
NET PROPERTY, PLANT AND EQUIPMENT                                        0            0             0             0             0
                                                             -----------------------------------------------------------------------

OTHER ASSETS (Itemized if value exceeds
            10% of "Total Assets")
            Intangible Assets
            Less:  Accumulated Amortization

                                                             -----------------------------------------------------------------------
TOTAL OTHER ASSETS                                                       0            0             0             0             0
                                                             -----------------------------------------------------------------------

TOTAL ASSETS                                                           500          500           500           500           500
                                                             =======================================================================





                                                                 MONTH         MONTH         MONTH
                                                                 ENDED         ENDED         ENDED
                                                                 4/30/98       5/31/98       6/30/98
                                                                 ----------------------------------------
ASSETS

CURRENT ASSETS

Cash                                                                 500           500            500
Other negotiable instruments (i.e. CD's,
            Treasury Bills, Etc.)
Accounts Receivable-Trade, Net (OPR-3)
Less: allowance for doubtful accounts
Accounts Receivable-Other
Inventory, at cost
Prepaid expenses
Deposits
Other:

            Stock & interests in:
            M4 Environmental Management, Inc. (100%)             Unknown       Unknown        Unknown
            Lockheed Martin Chemical Demilitarization            Unknown       Unknown        Unknown
                 LLC (50% owned, 50% owned by
                 Lockheed Martin)

                                                                 -----------------------------------------
TOTAL CURRENT ASSETS                                                 500           500            500
                                                                 -----------------------------------------

PROPERTY, PLANT AND EQUIPMENT, AT COST
Less:  Accumulated Depreciation

                                                                 -----------------------------------------
NET PROPERTY, PLANT AND EQUIPMENT                                      0             0              0
                                                                 -----------------------------------------

OTHER ASSETS (Itemized if value exceeds
            10% of "Total Assets")
            Intangible Assets                                          0
            Less:  Accumulated Amortization

                                                                 -----------------------------------------
TOTAL OTHER ASSETS                                                     0             0              0
                                                                 -----------------------------------------

TOTAL ASSETS                                                         500           500            500
                                                                 =========================================

                COMPARATIVE BALANCE SHEETS                            FORM OPR-2


CASE NAME:   MMT FEDERAL HOLDINGS, INC.
CASE NUMBER: 97-21387-CJK

                                                                                      MONTH ENDED: 6/30/98


                                                              FILING         MONTH           MONTH          MONTH          MONTH
                                                               DATE          ENDED           ENDED          ENDED          ENDED
                                                             12/3/97        12/31/97        1/31/98        2/28/98        3/31/98

                                                            ------------------------------------------------------------------------
LIABILITIES

POST PETITION LIABILITIES

Secured Debt (See Form OPR-4)
Unsecured Debt-Intercompany Obligations due to cash
            transfers in Post Petition Operations
Unsecured Debt-Obligations incurred in Post Petition
            Operations (See Form OPR-4)

                                                            ------------------------------------------------------------------------
TOTAL POST PETITION LIABILITIES                                      0              0               0              0              0

PRE PETITION INTERCOMPANY LIABILITIES
DEFERRED REVENUE/DEFERRED INCOME
TOTAL OTHER PRE PETITION LIABILITIES

                                                            ------------------------------------------------------------------------

TOTAL LIABILITIES                                                    0              0               0              0              0
                                                            ------------------------------------------------------------------------
SHAREHOLDERS' EQUITY (DEFICIT)

Preferred Stock
Common Stock                                                        10             10              10             10             10
Paid in Capital                                                    990            990             990            990            990
Valuation Allowance                                               (500)          (500)           (500)          (500)          (500)
Dividends Paid
Treasury Stock
Deferred Compensation
Retained Earnings
            Through Filing Date
            Post Filing Date

                                                            ------------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY (DEFICIT)                               500            500             500            500            500
                                                            ------------------------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                         500            500             500            500            500
                                                            ========================================================================



                                                            MONTH          MONTH          MONTH
                                                            ENDED          ENDED          ENDED
                                                           4/30/98        5/31/98        6/30/98

                                                          --------------------------------------
LIABILITIES

POST PETITION LIABILITIES

Secured Debt (See Form OPR-4)
Unsecured Debt-Intercompany Obligations due to cash
            transfers in Post Petition Operations
Unsecured Debt-Obligations incurred in Post Petition
            Operations (See Form OPR-4)

                                                          --------------------------------------
TOTAL POST PETITION LIABILITIES                                 0              0              0

PRE PETITION INTERCOMPANY LIABILITIES
DEFERRED REVENUE/DEFERRED INCOME
TOTAL OTHER PRE PETITION LIABILITIES

                                                          --------------------------------------

TOTAL LIABILITIES                                               0              0              0
                                                          --------------------------------------

SHAREHOLDERS' EQUITY (DEFICIT)

Preferred Stock
Common Stock                                                   10             10             10
Paid in Capital                                               990            990            990
Valuation Allowance                                          (500)          (500)          (500)
Dividends Paid
Treasury Stock
Deferred Compensation
Retained Earnings
            Through Filing Date
            Post Filing Date

                                                          --------------------------------------
TOTAL SHAREHOLDERS' EQUITY (DEFICIT)                          500            500            500
                                                          --------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                    500            500            500
                                                          ======================================

                         SUMMARY OF ACCOUNTS RECEIVABLE               FORM OPR-3

CASE NAME:   MMT FEDERAL HOLDINGS, INC.
CASE NUMBER: 97-21387-CJK



                                                                                             MONTH ENDED: 6/30/98


                                                                                      0-30          31-60        61-90       OVER
                                                                      TOTAL           DAYS          DAYS         DAYS        90 DAYS
                                                                   -----------------------------------------------------------------

DATE OF FILING 12/31/97                                                  0
               Allowance for doubtful accounts                           0
                                                                  ------------------------------------------------------------------
                                                                         0              0              0            0           0
                                                                  ==================================================================

MONTH:         12/31/97                                                  0
               Allowance for doubtful accounts                           0
                                                                  ------------------------------------------------------------------
                                                                         0              0              0            0           0
                                                                  ==================================================================

MONTH:         1/31/98                                                   0
               Allowance for doubtful accounts                           0
                                                                  ------------------------------------------------------------------
                                                                         0              0              0            0           0
                                                                  ==================================================================
MONTH:         2/28/98                                                   0
               Allowance for doubtful accounts                           0
                                                                  ------------------------------------------------------------------
                                                                         0              0              0            0           0
                                                                  ==================================================================

MONTH:         3/31/98                                                   0
               Allowance for doubtful accounts                           0
                                                                  ------------------------------------------------------------------
                                                                         0              0              0            0           0
                                                                  ==================================================================

MONTH:         4/30/98                                                   0
               Allowance for doubtful accounts                           0
                                                                  ------------------------------------------------------------------
                                                                         0              0              0            0           0
                                                                  ==================================================================
MONTH:         5/31/98
               Allowance for doubtful accounts
                                                                  ------------------------------------------------------------------
                                                                         0              0              0            0           0
                                                                  ==================================================================
MONTH:         6/30/98
               Allowance for doubtful accounts
                                                                  ------------------------------------------------------------------
                                                                         0              0              0            0           0
                                                                  ==================================================================

                         SCHEDULE OF POST PETITION LIABILITIES        FORM OPR-4


CASE NAME:    MMT FEDERAL HOLDINGS, INC.
CASE NUMBER:  97-21387-CJK



                                                                                       MONTH ENDED 6/30/98


                                                                DATE            DATE          TOTAL         0-30          31-60
                                                              INCURRED           DUE           DUE          DAYS          DAYS
                                                          --------------------------------------------------------------------------

TAXES PAYABLE
-------------
        Federal Income Taxes                                                                   NONE
        FICA-Employer's Share                                                                  NONE
        FICA-Employee's Share                                                                  NONE
        Unemployment Tax                                                                       NONE
        State Sales & Use Tax                                                                  NONE
        State __________ Tax                                                                   NONE
        Personal Property Tax                                                                  NONE

                                                                                          ------------------------------------------
TOTAL TAXES PAYABLE                                                                               0             0             0
-------------------                                                                       ------------------------------------------

POST PETITION SECURED DEBT
--------------------------
DIP FINANCING

ACCRUED INTEREST PAYABLE

                                                                                          ------------------------------------------
TOTAL POST PETITION SECURED DEBT                                                                  0             0             0
--------------------------------                                                          ------------------------------------------


POST PETITION UNSECURED DEBT
----------------------------
TRADE ACCOUNTS PAYABLE & OTHER:

        Trade Accounts Payable (see attached schedules)
        Payroll withholdings
        Accrued Payroll
        Accrued expenses

                                                                                          ------------------------------------------
TOTAL TRADE ACCOUNTS PAYABLE & OTHER                                                              0             0             0
                                                                                          ------------------------------------------

TOTAL ALL POST PETITION LIABILITIES                                                               0             0             0
                                                                                          ==========================================




                                                                                              MONTH ENDED 6/30/98

                                                                                               61-90        OVER
                                                                                               DAYS        90 DAYS
                                                                                          -----------------------------
TAXES PAYABLE
-------------

        Federal Income Taxes
        FICA-Employer's Share
        FICA-Employee's Share
        Unemployment Tax
        State Sales & Use Tax
        State __________ Tax
        Personal Property Tax

                                                                                          ------------------------------------------
TOTAL TAXES PAYABLE                                                                                0             0
-------------------                                                                       ------------------------------------------

POST PETITION SECURED DEBT
--------------------------
DIP FINANCING


ACCRUED INTEREST PAYABLE

                                                                                          ------------------------------------------
TOTAL POST PETITION SECURED DEBT                                                                   0             0
--------------------------------                                                          ------------------------------------------



POST PETITION UNSECURED DEBT
----------------------------
TRADE ACCOUNTS PAYABLE & OTHER:
        Trade Accounts Payable (see attached schedules)
        Payroll withholdings
        Accrued Payroll
        Accrued expenses

                                                                                          ------------------------------------------
TOTAL TRADE ACCOUNTS PAYABLE & OTHER                                                               0             0
                                                                                          ------------------------------------------

TOTAL ALL POST PETITION LIABILITIES                                                                0             0
                                                                                          ==========================================


                                                                      FORM OPR-5
                                   INCOME STATEMENT

CASE NAME:    MMT FEDERAL HOLDINGS, INC.
CASE NUMBER:  97-21387-CJK

                                                                                         MONTH ENDED: 6/30/98


                                                                      PRE          POST          MONTH         MONTH         MONTH
                                                                    PETITION      PETITION       ENDED         ENDED         ENDED
                                                                     12/3/97      12/31/97       1/31/98       2/28/98       3/31/98

                                                                  ------------------------------------------------------------------
NET REVENUE (INCOME)
                                                                  ------------------------------------------------------------------

COST OF GOODS SOLD
            Salaries & wages
            Less: Salaries & wages capitalized in fixed assets
            Benefits
            Bad debt expense
            Cost of goods sold
            Decontamination & disposal
            Disposal costs-secondary wastes
            Financing costs
            Insurance
            Legal services
            Materials
            Office expense & supplies
            Other
            Outside services
            Professional services
            Rent-equipment
            Rent-office/buildings
            Supplies-processing
            Taxes
            Telephone
            Transportation
            Travel & entertainment
            Utilities

                                                                  ------------------------------------------------------------------
TOTAL COST OF GOODS SOLD                                                  0             0             0             0             0
                                                                  ------------------------------------------------------------------
INCOME BEFORE INTEREST, DEPRECIATION,
            TAXES, OR EXTRAORDINARY EXPENSES                              0             0             0             0             0
                                                                  ------------------------------------------------------------------

INTEREST EXPENSE
DEPRECIATION AND AMORTIZATION
INCOME TAX EXPENSE (BENEFIT)
REORGANIZATION EXPENSE
OTHER (INCOME) EXPENSE
(GAIN) LOSS ON SALE OF ASSETS
                                                                  ------------------------------------------------------------------

NET INCOME (LOSS)                                                      NONE          NONE          NONE          NONE          NONE
                                                                  ==================================================================

                                                                       MONTH         MONTH         MONTH          MONTH
                                                                       ENDED         ENDED         ENDED          ENDED
                                                                       4/30/98       5/31/98       6/30/98
                                                                  -------------------------------------------------------
NET REVENUE (INCOME)
                                                                  -------------------------------------------------------

COST OF GOODS SOLD
            Salaries & wages
            Less: Salaries & wages capitalized in fixed assets
            Benefits
            Bad debt expense
            Cost of goods sold
            Decontamination & disposal
            Disposal costs-secondary wastes
            Financing costs
            Insurance
            Legal services
            Materials
            Office expense & supplies
            Other
            Outside services
            Professional services
            Rent-equipment
            Rent-office/buildings
            Supplies-processing
            Taxes
            Telephone
            Transportation
            Travel & entertainment
            Utilities
                                                                  -------------------------------------------------------
TOTAL COST OF GOODS SOLD                                                   0             0              0              0
                                                                  -------------------------------------------------------
INCOME BEFORE INTEREST, DEPRECIATION,
            TAXES, OR EXTRAORDINARY EXPENSES                               0             0              0              0
                                                                  -------------------------------------------------------

INTEREST EXPENSE
DEPRECIATION AND AMORTIZATION
INCOME TAX EXPENSE (BENEFIT)
REORGANIZATION EXPENSE
OTHER (INCOME) EXPENSE
(GAIN) LOSS ON SALE OF ASSETS
                                                                  -------------------------------------------------------
NET INCOME (LOSS)                                                       NONE          NONE           NONE              0
                                                                  =======================================================

             STATEMENT OF SOURCES AND USES OF CASH                    FORM OPR-6

CASE NAME:    MMT FEDERAL HOLDINGS, INC.
CASE NUMBER:  97-21387-CJK

                                                                                     MONTH ENDED 6/30/98

                                                                                            TOTAL
                                                                  PRE          POST         MONTH        MONTH         MONTH
                                                                PETITION     PETITION       ENDED        ENDED         ENDED
                                                               12/1-12/2    12/3-12/31     12/31/97     1/31/98       2/28/98
                                                              ----------------------------------------------------------------------
CASH FLOWS-OPERATING ACTIVITIES:

Net Earnings (Loss)                                                                 NONE         NONE         NONE          NONE

Adjustments to Reconcile Net Earnings to
Net Cash Provided (Used) by Operating Activities:
            Depreciation & Amortization                                                0            0            0             0
            Decrease (Increase)-Accounts Receivable                                    0            0            0             0
            Decrease (Increase)-Inventories                                            0            0            0             0
            Decrease (Increase)-Prepaid Expenses                                       0            0            0             0
            Decrease (Increase)-Other Assets                                           0            0            0             0
            Increase (Decrease)-Pre Petition Liabilities                               0            0            0             0
            Increase (Decrease)-Post Petition Liabilities                              0            0            0             0

                                                              ----------------------------------------------------------------------
NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES                         0             0            0            0             0
                                                              ----------------------------------------------------------------------


CASH FLOWS USED IN INVESTING ACTIVITIES
            Capital Expenditures                                                       0            0            0             0
            Sale of Net Fixed Assets
                                                              ----------------------------------------------------------------------
NET CASH PROVIDED (USED) IN INVESTING ACTIVITIES                         0             0            0            0             0
                                                              ----------------------------------------------------------------------


CASH FLOWS FROM FINANCING ACTIVITIES:
            Increase (Decrease)-Morgens Waterfall                                      0            0            0             0
            Increase (Decrease)-Shareholder Valuations                                 0            0            0             0

            Purchase of Treasury Stock-Preferred Shares

                                                              ----------------------------------------------------------------------
NET CASH PROVIDED (USED) IN FINANCING ACTIVITIES                         0             0            0            0             0
                                                              ----------------------------------------------------------------------


NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                     0             0            0            0             0

Cash and Cash Equivalents at Beginning of Period                                     500          500          500           500
                                                              ----------------------------------------------------------------------


Cash and Cash Equivalents at End of Period                               0           500          500          500           500
                                                              ======================================================================


                                                                 MONTH         MONTH         MONTH        MONTH
                                                                 ENDED         ENDED         ENDED        ENDED
                                                                 3/31/98       4/30/98       5/31/98      6/30/98
                                                                 ---------------------------------------------------

CASH FLOWS-OPERATING ACTIVITIES:

Net Earnings (Loss)                                               NONE          NONE          NONE         NONE

Adjustments to Reconcile Net Earnings to
Net Cash Provided (Used) by Operating Activities:
            Depreciation & Amortization                              0             0             0            0
            Decrease (Increase)-Accounts Receivable                  0             0             0            0
            Decrease (Increase)-Inventories                          0             0             0            0
            Decrease (Increase)-Prepaid Expenses                     0             0             0            0
            Decrease (Increase)-Other Assets                         0             0             0            0
            Increase (Decrease)-Pre Petition Liabilities             0             0             0            0
            Increase (Decrease)-Post Petition Liabilities            0             0             0            0

                                                                 ---------------------------------------------------
NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES                     0             0             0            0
                                                                 ---------------------------------------------------


CASH FLOWS USED IN INVESTING ACTIVITIES
            Capital Expenditures                                     0             0             0            0
            Sale of Net Fixed Assets
                                                                 ---------------------------------------------------
NET CASH PROVIDED (USED) IN INVESTING ACTIVITIES                     0             0             0            0
                                                                 ---------------------------------------------------


CASH FLOWS FROM FINANCING ACTIVITIES:
            Increase (Decrease)-Morgens Waterfall                    0             0             0            0
            Increase (Decrease)-Shareholder Valuations               0             0             0            0

            Purchase of Treasury Stock-Preferred Shares

                                                                 ---------------------------------------------------
NET CASH PROVIDED (USED) IN FINANCING ACTIVITIES                     0             0             0            0
                                                                 ---------------------------------------------------


NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                 0             0             0            0

Cash and Cash Equivalents at Beginning of Period                   500           500           500          500
                                                                 ---------------------------------------------------


Cash and Cash Equivalents at End of Period                         500           500           500          500
                                                                 ===================================================


                                   CHAPTER 11                       ATTACHMENT 1
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:      MMT FEDERAL HOLDINGS, INC.
CASE NUMBER:    97-21387-CJK




                                                         MONTH ENDED: 6/30/98

                                                                   PAGE 1



1. PAYROLL
       State the amount of all executive wages paid and taxes withheld and paid.

       NAME AND TITLE OF                         DATE             WAGES PAID              TAXES WITHHELD
       EXECUTIVE                                 PAID          GROSS       NET            DUE        PAID
       -------------------------            --------------------------------------------------------------------

       THE FOLLOWING OFFICERS OF THIS DEBTOR ARE EMPLOYEES AND OFFICERS OF
       MOLTEN METAL TECHNOLOGY, INC. ("MMT"). THESE OFFICERS DO NOT RECEIVE
       COMPENSATION FROM THIS DEBTOR, BUT ARE COMPENSATED BY MMT, WHICH HAS
       DISCLOSED SUCH COMPENSATION IN ITS MONTHLY OPERATING REPORT (CASE NUMBER
       97-21385-CJK).

       F. Gordon Bitter, CEO & CFO, Director
       Ethan E. Jacks, VP, General Counsel, Secretary
       Eugene Berman, Assistant Secretary
       Charles W. Shaver, President & COO, Director
       Randall Jones, Assistant Secretary

                                                           -----------------------------------------------------

       TOTAL EXECUTIVE PAYROLL                                     0            0            0             0
                                                           =====================================================




2.  INSURANCE
       Is Workers' Compensation and other insurance in effect?          N/A
                                                                   -------------
       Are payments current?
                                                                   -------------
       If any policy has lapsed, been replaced or renewed, state so in the schedule below. Attach a copy of the new policy's binder or coverage page.





                                                                                                         DATE
                                                COVERAGE       POLICY     EXPIRATION    PREMIUM        COVERAGE
TYPE                 CARRIER NAME                AMOUNT        NUMBER        DATE        AMOUNT       PAID THRU
-------------------------------------------------------------------------------------------------------------


                  SEE ATTACHED INSURANCE EXPIRATION CERTIFICATE

                                   CHAPTER 11                       ATTACHMENT 1
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:      MMT FEDERAL HOLDINGS, INC.
CASE NUMBER:    97-21387-CJK




                                                                        PAGE 2

3.  BANK ACCOUNTS

                                                       MMT FED
                                                      OPERATING         TOTAL
                                                     -----------        ------

BANK NAME                                            U.S. TRUST

ACCOUNT NUMBER                                       002239244-1

BEGINNING BOOK BALANCE                                       500          500

PLUS:       Deposits-Collections of A/R
            Other Receipts
            Loan Advances

LESS:       Disbursements
            Payroll
            Returned Checks
            Loan Repayments

OTHER:      Adjustments
            Transfers In (Out)

                                                     ------------       ------

ENDING BOOK BALANCE                                           500         500
                                                     ============       ======



4.  POST PETITION PAYMENTS TO PROFESSIONALS AND ON PRE PETITION DEBTS
            List any post petition payments to professionals and payments on Pre-petition debts in the schedule below.



            Payments To/On                             Amount     Date    Check #
            -------------------------                 ---------------------------
            Professionals (Attorneys,
            Accountants, etc.):

                                                        NONE




                                                     ========
                                                            0
                                                     ========

            PRE-PETITION DEBTS

                                                        NONE

                                                     ========
            Total payments of pre-petition debts            0
                                                     ========


                         INSURANCE EXPIRATION STATEMENT                EXHIBIT D


                                             INSURANCE    COVERAGE   POLICY   EXPIRATION  PREMIUM   COVERAGE
CARRIER NAME AND ADDRESS      TYPE             AGENT       AMOUNT    NUMBER     DATE       AMOUNT   PAID THRU
-------------------------------------------------------------------------------------------------------------

                SEE ATTACHED








                I declare under penalty of perjury that the information provided on the attachments hereto is true and correct to the best of my knowledge and belief.


                Date:  7/23/98
                       -------


                                       Molten Metal Technology, Inc.


                                       By: /s/ F. Gordon Bitter
                                           ----------------------------
                                               F. Gordon Bitter
                                               Chief Executive Officer


                                       MMT of Tennessee, Inc.


                                       By: /s/ F. Gordon Bitter
                                           ----------------------------
                                               F. Gordon Bitter
                                               Vice President


                                       M4 Environmental, L.P.


                                       By: /s/ F. Gordon Bitter
                                           ----------------------------
                                               M4 Environmental Management, Inc.
                                               General Partner


                                       By: /s/ F. Gordon Bitter
                                           ----------------------------
                                               F. Gordon Bitter
                                               Vice President


                                       MMT Federal Holdings, Inc.


                                       By: /s/ F. Gordon Bitter
                                           ----------------------------
                                               F. Gordon Bitter
                                               Vice President

                   Molten Metal Technology Insurance Schedule
                                   EXHIBIT A


==================================== ===================================== ================================================
 CARRIER NAME & ADDRESS                          TYPE                            BROKER           LIMITS        POLICY
                                                                                                                NUMBER
===========================================================================================================================

Commerce & Industry Insurance Co.       General Liability                         Aon         $  1,000,000     340-94-76
70 Pine Street                          Automobile Liability                      Aon         $  1,000,000     766-56-11
New York, NY   10270                    Excess Liability - 1st layer              Aon         $ 20,000,000     606-23-31
                                                                                              excess of $1M

New Hampshire Insurance Co.             Workers Compensation                      Aon          Statutory       C588-59-75
70 Pine Street                          Workers Compensation - CA                 Aon          Statutory       C588-59-77
New York NY  10270                      Employers' Liability                      Aon         $  1,000,000     C588-59-75
                                                                                                               and -77[CA]

American International Specialty Lines  Pollution Liability - MA/TN               Aon         $  3,000,000     8199951
   Insurance Co.                        Pollution Liability - TX                  Aon         $  1,000,000     8199950
70 Pine Street
New York NY  10270


Executive Risk Indemnity Company        Fidelity                                  Aon         $    500,000     51-118812-9
P.O. Box 91394                          Fiduciary                                 Aon         $  2,000,000     51-118834-9
Chicago, IL   60693


Executive Risk Indemnity Company        Directors & Officers Liability            Aon         $ 10,000,000     51-091628-9
P.O. Box 91394
Chicago, IL   60693


CNA Insurance Companies                 Foreign Liability                         Aon         $  1,000,000     T 00 9648288
180 Maiden Lane
New York, NY  10038


Allendale Mutual Insurance Co.          Property                                  Aon         $147,000,000     CC626
Allendale Park                                                                                   Blanket
Johnston, RI  02919


American Nuclear Insurers               Nuclear All Risk Property                 J&H/M&M     $ 45,000,000     98262
Town Center                             Nuclear Liability Facility Form - TN      J&H/M&M     $ 50,000,000     NF-0338

============================================================================
CARRIER NAME & ADDRESS                    EXPIRATION  PREMIUM        PAID
                                             DATE                    THRU
============================================================================
Commerce & Industry Insurance Co.           12/3/98   $ 53,000      Current
70 Pine Street                              12/3/98   $  3,540      Current
New York, NY   10270                        12/3/98   $ 43,185      Current


New Hampshire Insurance Co.                 12/3/98   $111,250      Current
70 Pine Street                              12/3/98   $    753      Current
New York NY  10270                          12/3/98   inclu.        Current


American International Specialty Line       12/3/98   $ 28,342      Current
   Insurance Co.                            12/3/98   $ 16,919      Current
70 Pine Street
New York NY  10270


Executive Risk Indemnity Company             5/9/99   $  6,000      Current
P.O. Box 91394                               5/9/99   $  6,000      Current
Chicago, IL   60693


Executive Risk Indemnity Company            1/19/99   $350,000      Current
P.O. Box 91394
Chicago, IL   60693


CNA Insurance Companies                      2/1/99   $  2,000      Current
180 Maiden Lane
New York, NY  10038


Allendale Mutual Insurance Co.              12/2/99   $170,000      Current
Allendale Park
Johnston, RI  02919


American Nuclear Insurers                    1/1/99   $ 97,500      Current
Town Center                                12/31/98   $124,215      Current



====================================================================================================================================
 CARRIER NAME & ADDRESS                              TYPE                      BROKER           LIMITS       POLICY      EXPIRATION
                                                                                                             NUMBER      DATE
====================================================================================================================================
29 South Main Street                   Master Worker Certificate - TN            J&H/M&M      $200,000,000    NW-0235    12/31/98
West Hartford, CT 06107                                                                       Shared Agg.

                                       Nuclear Supplier's & Transp.              J&H/M&M      $ 15,000,000    NS-0539    12/31/98
                                       Nuclear Liability Facility Form - SC      J&H/M&M      $ 10,000,000    NF-0329    12/31/98
                                       Nuclear Foreign Supplier's & Transp.      J&H/M&M      $ 10,000,000      TBD      12/31/9
                                       Master Worker Certificate - SC            J&H/M&M      $200,000,000    NW-0237    12/31/98
                                                                                              Shared Agg.

                                       Nuclear Facility Liability - Comm. Park   J&H/M&M      $ 10,000,000    NF-0337    12/31/98
                                       Master Worker Certificate - Comm. Park    J&H/M&M      $200,000,000    NW-0234    12/31/98
                                                                                              Shared Agg.

American International Specialty       Pollution Legal and Closure/Post Closure  J&H/M&M      $  3,000,000    8183013    10/15/00
   Lines Ins. Co.                                                                            Pollution Legal             Poll. Legal
Harborside Financial Center                                                                   $  3,400,000                 12/7/00
401 Plaza 3                                                                                  Closure                     Closure
Jersey City, NJ   07311





====================================================================
 CARRIER NAME & ADDRESS             PREMIUM          PAID
                                                     THRU
====================================================================

29 South Main Street                $   550    Not yet invoiced
West Hartford, CT 06107

                                    $ 8,670        Current
                                    $13,590        Current
                                    TBD      Based on Foreign Sales
                                    $   550    Not yet invoiced


                                    $39,568        Current
                                    $   550    Not yet invoiced


American International Specialty    $ 94,400       Current
   Lines Ins. Co.
Harborside Financial Center         $425,000       Current
401 Plaza 3
Jersey City, NJ   07311



Note: The premium for the Pollution Legal/Closure policy (AISLIC no. 8183013) is billed in 5 annual installments of $19,280 (Pollution Legal) and $85,000 (Closure). To date, the first three installments are paid in full. The remaining installments come due on the anniversary date. Thus, the remaining installments for 12/15/98 and 1999 for Pollution and for 1/4/99 and 2000 for Closure, are unbilled and unpaid.

                   Molten Metal Technology Insurance Schedule
                                   Exhibit A


====================================================================================================================================
 CARRIER NAME & ADDRESS                           TYPE                       CO        LIMITS        EXPIRATION         PREMIUM
                                                                           ENTITY                       DATE
====================================================================================================================================

Blue Cross & Blue Shield of RI          Full Coverage Medical                    MMT                   6/1-6/30/98       $10,622
PO Box 1057
Providence, RI
02901-1057


Delta Dental Plan                       Self Funded Dental                       MMT                   6/1-6/30/98          None
PO Box 5-0198
Woburn, MA 01815-0198


Fortis Benefits Insurance Co.           Employee Funded-Supplemental Life        MMT                   6/1-6/30/98        $1,968
PO Box 27-644-1
Kansas City, MO 64180-0644


Fortis Benefits Insurance Co.           Employee Funded-Supplemental Life        MMT TN                6/1-6/30/98        $1,185
PO Box 27-644-1
Kansas City, MO 64180-0644


Fortis Self Funded Admin Services       Medical Stop Loss and Life Insurance     MMT                   6/1-6/30/98       $10,960
10159 Wayzata Boulevard                 Premiums
Minnetonka, MN 55305


Fortis Self Funded Admin Services       Medical Stop Loss and Life Insurance     MMT TN                6/1-6/30/98        $8,231
10159 Wayzata Boulevard                 Premiums
Minnetonka, MN 55305


Fortis Self Funded Admin Services       Self Funded Medical Claims               MMT &                 6/1-6/30/98       $50,000
10159 Wayzata Boulevard                                                          MMT TN
Minnetonka, MN 55305




=================================================
 CARRIER NAME & ADDRESS                     PAID
                                            THRU
=================================================

Blue Cross & Blue Shield of RI            Current
PO Box 1057
Providence, RI
02901-1057


Delta Dental Plan                         Current
PO Box 5-0198                             Current
Woburn, MA 01815-0198                     Current


Fortis Benefits Insurance Co.             Current
PO Box 27-644-1
Kansas City, MO 64180-0644


Fortis Benefits Insurance Co.             Current
PO Box 27-644-1
Kansas City, MO 64180-0644


Fortis Self Funded Admin Services         Current
10159 Wayzata Boulevard
Minnetonka, MN 55305


Fortis Self Funded Admin Services         Current
10159 Wayzata Boulevard
Minnetonka, MN 55305


Fortis Self Funded Admin Services         Current
10159 Wayzata Boulevard
Minnetonka, MN 55305






                                             Molten Metal Technology Insurance Schedule
                                                              EXHIBIT A

==========================================================================================================================
 CARRIER NAME & ADDRESS               TYPE                         CO       LIMITS     EXPIRATION       PREMIUM    PAID
                                                                  ENTITY                  DATE                     THRU
==========================================================================================================================

UNUM Life Insurance        Employee Funded Long Term Disability     MMT                6/1-6/30/98       $1,951    Current
PO Box 7777-W0050
Philadelphia, PA
19175-0050


UNUM Life Insurance        Short Term Disability                    MMT                6/1-6/30/98       $2,110    Current
2211 Congress Street
Portland, ME 04122



                                 Page 15 of 15